UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 7, 2015

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 7, 2015, Fidelity National Information Services, Inc. and its subsidiary, Metavante Corporation (collectively “FIS") entered into an agreement with Fiserv, Inc. and certain of its subsidiaries (collectively “Fiserv”) by which Fiserv agreed to dismiss its appeals regarding the unpatentability of certain of its patents and the parties agreed to dismiss the patent infringement lawsuit filed by Fiserv against FIS in the United States District Court for the Middle District of Florida in January 2012. No monetary payment was made or promised by either party in connection with the agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Fidelity National Information Services, Inc., dated December 7, 2015.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: December 8, 2015	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Executive Vice President and
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Fidelity National Information Services, Inc., dated December 7, 2015.